Exhibit 99.1

NEWS RELEASE	Littelfuse Inc. 8755 West Higgins Road, Suite 500 Chicago, Illinois 60631 p: (773) 628-1000 f: (773) 628-0802 www.littelfuse.com
LITTELFUSE REPORTS SECOND QUARTER RESULTS FOR 2020
Company performance exceeds expectations
CHICAGO, July 29, 2020 - Littelfuse, Inc. (NASDAQ: LFUS), a global manufacturer of leading technologies in circuit protection, power control and sensing, today reported financial results for the second quarter ended June 27, 2020:

•Net sales of $307.3 million were down 23% versus the prior year period, and down 22% organically, primarily due to production and demand impacts related to the COVID-19 pandemic
•Segment performance versus the prior year period:
◦Electronics sales decreased 14% (down 13% organically)
◦Automotive sales decreased 43% (down 42% organically)
◦Industrial sales decreased 26% (down 25% organically)
•GAAP diluted loss per share was $0.37 which includes a $33.8 million non-cash goodwill impairment charge; adjusted diluted EPS was $0.71
•GAAP effective tax rate was 15.1% and the adjusted effective tax rate was 18.2%
•Cash flow from operations was $56.0 million and free cash flow was $43.1 million, ending the quarter with $652 million of cash
•The company’s Board of Directors approved keeping the quarterly cash dividend flat, at $0.48 per share, equating to an annualized dividend of $1.92 per share. The dividend will be paid on September 3, 2020 to shareholders of record as of August 20, 2020

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“The perseverance and hard work of our highly skilled global associates, along with our strong operational execution, enabled us to achieve performance exceeding our expectations within an ongoing challenging environment,” said Dave Heinzmann, Littelfuse President and Chief Executive Officer. “During these uncertain times, we remain highly focused and collaborative with our customers and suppliers, enabling us to manage through pandemic related disruptions and come out stronger on the other side of this challenge. New product introduction and design-in activity remains strong and we continue to capture a wide range of new business wins across the industrial, electronics and transportation end markets we serve. Looking ahead, we are proactively preparing for multiple potential scenarios while continuing to prioritize our associates, customers and long-term financial health.”

Third Quarter of 2020 Outlook*
•The company expects sequential sales growth of 12% – 15%, with a sequential adjusted operating income drop through of approximately 40%. The forecast assumes all of its production facilities continue operations to meet demand levels

*Littelfuse provides an estimate regarding operating income on a non-GAAP (adjusted) basis. GAAP items excluded may include the after-tax impact of items including acquisition and integration costs, restructuring, impairment and other charges, certain purchase accounting adjustments, non-operating foreign exchange adjustments and significant and unusual items. These items are uncertain, depend on various factors, and could be material to results computed in accordance with GAAP. Littelfuse is not able to estimate the excluded items in order to provide the most directly comparable GAAP financial measure without unreasonable efforts.

Conference Call and Webcast Information
Littelfuse will host a conference call today, Wednesday, July 29, 2020, at 9:00 a.m. Central Time to discuss the results. The call will be broadcast live and available for replay at Littelfuse.com.

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About Littelfuse
Littelfuse (NASDAQ: LFUS) is a global manufacturer of leading technologies in circuit protection, power control and sensing. Serving over 100,000 end customers, our products are found in automotive and commercial vehicles, industrial applications, data and telecommunications, medical devices, consumer electronics, and appliances. Our 11,000 worldwide associates partner with customers to design, manufacture and deliver innovative, high-quality solutions, for a safer, greener and increasingly connected world - everywhere, every day. Learn more at Littelfuse.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

The statements in this press release that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks and uncertainties relating to general economic conditions; the severity and duration of the COVID-19 pandemic and the measures taken in response thereto and the effects of those items on the company’s business; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity price fluctuations; the effect of Littelfuse, Inc.'s ("Littelfuse" or the "Company") accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This release should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 28, 2019. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 28, 2019, under the caption "Risk Factors" in its Quarterly Report on Form 10-Q for the quarter ended March 28, 2020, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at www.sec.gov.

These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information.

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Non-GAAP Financial Measures

The information included in this press release includes the non-GAAP financial measures of organic net sales decline, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, adjusted effective tax rate, free cash flow, consolidated total debt, consolidated EBITDA (as defined in the private placement senior notes), and ratio of consolidated total debt to consolidated EBITDA. Many of these non-GAAP financial measures exclude the effect of certain expenses and income not related directly to the underlying performance of our fundamental business operations.

A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth in the attached schedules.

The company believes that organic net sales decline, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted income taxes, and adjusted effective tax rate provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that consolidated total debt, consolidated EBITDA, and ratio of consolidated total debt to consolidated EBITDA are useful measures of its credit position. The company believes that all of these non-GAAP financial measures are commonly used by financial analysts and others in the industries in which we operate, and thus further provide useful information to investors. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies.

CONTACT: Trisha Tuntland
Head of Investor Relations
(773) 628-2163

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LFUS-F

LITTELFUSE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
(in thousands)	June 27, 2020	December 28, 2019
ASSETS
Current assets:
Cash and cash equivalents	$651,867	$531,139
Short-term investments	44	44
Trade receivables, less allowances of $39,970 and $42,043 at June 27, 2020 and December 28, 2019, respectively	185,806	202,309
Inventories	248,020	237,507
Prepaid income taxes and income taxes receivable	1,529	4,831
Prepaid expenses and other current assets	31,899	28,564
Total current assets	1,119,165	1,004,394
Net property, plant, and equipment	334,677	344,617
Intangible assets, net of amortization	301,661	321,247
Goodwill	787,601	820,589
Investments	23,678	24,099
Deferred income taxes	7,555	8,069
Right of use lease assets, net	19,621	21,918
Other assets	17,100	14,965
Total assets	$2,611,058	$2,559,898
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$113,767	$117,320
Accrued liabilities	85,356	84,120
Accrued income taxes	10,034	14,122
Current portion of long-term debt	—	10,000
Total current liabilities	209,157	225,562
Long-term debt, less current portion	776,205	669,158
Deferred income taxes	46,562	49,763
Accrued post-retirement benefits	39,653	38,198
Non-current operating lease liabilities	15,155	17,166
Other long-term liabilities	61,892	64,037
Total equity	1,462,434	1,496,014
Total liabilities and equity	$2,611,058	$2,559,898

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF NET (LOSS) INCOME
(Unaudited)

	Three Months Ended		Six Months Ended
(in thousands, except per share data)	June 27, 2020	June 29, 2019	June 27, 2020	June 29, 2019
Net sales	$307,337	$397,879	$653,433	$803,379
Cost of sales	208,238	256,071	430,622	506,343
Gross profit	99,099	141,808	222,811	297,036

Selling, general, and administrative expenses	53,981	57,666	108,367	120,621
Goodwill impairment charge	33,841	—	33,841	—
Research and development expenses	13,400	21,458	27,995	42,867
Amortization of intangibles	9,827	10,050	19,808	20,241
Total operating expenses	111,049	89,174	190,011	183,729
Operating (loss) income	(11,950)	52,634	32,800	113,307

Interest expense	5,855	5,589	11,273	11,275
Foreign exchange (gain) loss	(6,010)	(3,575)	(3,426)	668
Other (income) expense, net	(1,210)	(2,947)	39	1,358
(Loss) income before income taxes	(10,585)	53,567	24,914	100,006
Income taxes	(1,594)	9,775	9,261	19,225
Net (loss) income	$(8,991)	$43,792	$15,653	$80,781

(Loss) income per share:
Basic	$(0.37)	$1.77	$0.64	$3.27
Diluted	$(0.37)	$1.75	$0.64	$3.23

Weighted-average shares and equivalent shares outstanding:
Basic	24,312	24,740	24,353	24,729
Diluted	24,312	24,983	24,520	24,998

Comprehensive (loss) income	$(11,408)	$38,061	$(1,743)	$83,123

LITTELFUSE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	Six Months Ended
(in thousands)	June 27, 2020	June 29, 2019
OPERATING ACTIVITIES
Net income	$15,653	$80,781
Adjustments to reconcile net income to net cash provided by operating activities:	96,009	62,053
Changes in operating assets and liabilities:
Trade receivables	13,914	(13,242)
Inventories	(10,761)	6,230
Accounts payable	3,439	(17,927)
Accrued liabilities and income taxes	(19,144)	(36,713)
Prepaid expenses and other assets	2,176	(1,090)
Net cash provided by operating activities	101,286	80,092

INVESTING ACTIVITIES
Acquisitions of businesses, net of cash acquired	—	(775)
Purchases of property, plant, and equipment	(29,479)	(25,249)
Proceeds from sale of property, plant, and equipment	89	6,212
Net cash used in investing activities	(29,390)	(19,812)

FINANCING ACTIVITIES
Net proceeds (payments) from credit facility	95,000	(7,500)
Purchases of common stock	(22,927)	(49,861)
Cash dividends paid	(23,403)	(21,274)
All other cash provided by financing activities	1,856	3,011
Net cash provided by (used in) financing activities	50,526	(75,624)
Effect of exchange rate changes on cash and cash equivalents	(1,694)	392
Increase (decrease) in cash and cash equivalents	120,728	(14,952)
Cash and cash equivalents at beginning of period	531,139	489,733
Cash and cash equivalents at end of period	$651,867	$474,781

LITTELFUSE, INC.
NET SALES AND OPERATING INCOME BY SEGMENT
(Unaudited)

	Second Quarter			Year-to-Date
(in thousands)	2020	2019	% Growth /(Decline)	2020	2019	% Growth /(Decline)
Net sales
Electronics	$223,271	$259,553	(14.0)%	$437,460	$524,947	(16.7)%
Automotive	61,999	108,650	(42.9)%	166,769	222,133	(24.9)%
Industrial	22,067	29,676	(25.6)%	49,204	56,299	(12.6)%
Total net sales	$307,337	$397,879	(22.8)%	$653,433	$803,379	(18.7)%

Operating (loss) income
Electronics	$32,651	$43,630	(25.2)%	$64,923	$92,666	(29.9)%
Automotive	(8,857)	10,349	(185.6)%	5,259	23,550	(77.7)%
Industrial	(23)	5,831	(100.4)%	3,511	9,336	(62.4)%
Other(a)	(35,721)	(7,176)	N.M.	(40,893)	(12,245)	N.M.
Total operating (loss) income	$(11,950)	$52,634	(122.7)%	$32,800	$113,307	(71.1)%
Operating Margin	(3.9)%	13.2%		5.0%	14.1%

Interest expense	5,855	5,589		11,273	11,275
Foreign exchange (gain) loss	(6,010)	(3,575)		(3,426)	668
Other (income) expense, net	(1,210)	(2,947)		39	1,358
(Loss) income before income taxes	$(10,585)	$53,567	(119.8)%	$24,914	$100,006	(75.1)%

(a) "other" typically includes non-GAAP adjustments such as acquisition-related and integration costs and restructuring and impairment charges. (See Supplemental Financial Information for details.)

N.M. - Not meaningful

	Second Quarter			Year-to-Date
(in thousands)	2020	2019	% Growth /(Decline)	2020	2019	% Growth /(Decline)
Operating Margin
Electronics	14.6%	16.8%	(2.2)%	14.8%	17.7%	(2.9)%
Automotive	(14.3)%	9.5%	(23.8)%	3.2%	10.6%	(7.4)%
Industrial	(0.1)%	19.6%	(19.7)%	7.1%	16.6%	(9.5)%

LITTELFUSE, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In millions of USD except per share amounts - unaudited)

Non-GAAP EPS reconciliation
	Q2-20	Q2-19	YTD-20	YTD-19
GAAP diluted EPS	$(0.37)	$1.75	$0.64	$3.23
EPS impact of Non-GAAP adjustments (below)	1.08	0.16	1.36	0.64
Adjusted diluted EPS	$0.71	$1.91	$2.00	$3.87

Non-GAAP adjustments - (income)/expense
	Q2-20	Q2-19	YTD-20	YTD-19
Acquisition-related and integration costs (a)	$0.1	$1.5	$1.3	$3.8
Goodwill impairment charge	33.8	—	33.8	—
Restructuring, impairment and other charges (b)	1.8	5.7	5.8	8.4
Non-GAAP adjustments to operating (loss) income	35.7	7.2	40.9	12.2
Other expense, net (c)	2.0	0.6	2.0	5.8
Non-operating foreign exchange (gain) loss	(6.0)	(3.6)	(3.4)	0.7
Non-GAAP adjustments to (loss) income before income taxes	31.7	4.2	39.5	18.7
Income taxes (d)	5.4	0.2	6.1	2.8
Non-GAAP adjustments to net (loss) income	$26.3	$4.0	$33.4	$15.9

Total EPS impact	$1.08	$0.16	$1.36	$0.64

Adjusted operating margin / Adjusted EBITDA reconciliation
	Q2-20	Q2-19	YTD-20	YTD-19
Net sales	$307.3	$397.9	$653.4	$803.4
GAAP operating (loss) income	(12.0)	$52.6	32.8	$113.3
Add back non-GAAP adjustments	35.7	7.2	40.9	12.2
Adjusted operating income	$23.7	$59.8	$73.7	$125.5
Adjusted operating margin	7.7%	15.0%	11.3%	15.6%
Add back amortization	9.8	10.1	19.8	20.2
Add back depreciation	13.9	12.6	27.7	25.7
Adjusted EBITDA	$47.4	$82.5	$121.2	$171.4
Adjusted EBITDA margin	15.4%	20.7%	18.5%	21.3%

Net sales reconciliation	Q2-20 vs. Q2-19
	Electronics	Automotive	Industrial	Total
Net sales decline	(14)%	(43)%	(26)%	(23)%
Less:
FX impact	(1)%	(1)%	(1)%	(1)%
Organic net sales decline	(13)%	(42)%	(25)%	(22)%

Net sales reconciliation	YTD-20 vs. YTD-19
	Electronics	Automotive	Industrial	Total
Net sales decline	(17)%	(25)%	(13)%	(19)%
Less:
FX impact	(1)%	(1)%	(1)%	(1)%
Organic net sales decline	(16)%	(24)%	(12)%	(18)%

Income tax reconciliation
	Q2-20	Q2-19	YTD-20	YTD-19
Income taxes	$(1.6)	$9.8	$9.3	$19.2
Effective rate	15.1%	18.2%	37.2%	19.2%
Non-GAAP adjustments - income taxes	5.4	0.2	6.1	2.8
Adjusted income taxes	$3.8	$10.0	$15.4	$22.0
Adjusted effective rate	18.2%	17.3%	23.8%	18.5%
Free cash flow reconciliation
	Q2-20	Q2-19	YTD-20	YTD-19
Net cash provided by operating activities	$56.0	$49.2	$101.3	$80.1
Less: Purchases of property, plant and equipment	(12.9)	(11.2)	(29.5)	(25.2)
Free cash flow	$43.1	$38.0	$71.8	$54.8

Consolidated Total Debt	As of June 27, 2020
Consolidated Total Debt	$776.2

Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)	Twelve Months Ended June 27, 2020
Net Income	$74.0
Interest expense	22.3
Income taxes	16.8
Depreciation	54.5
Amortization	39.6
Non-cash reductions:
Stock-based compensation expense	17.6
Unrealized loss on investments	2.9
Impairment charges	36.4
Other	1.4
Consolidated EBITDA (as defined in the Private Placement Senior Notes) (1)	$265.5

Ratio of Consolidated Total Debt to Consolidated EBITDA (as defined in Private Placement Senior Notes)*	2.9x
* Our Private Placement Senior Notes, with maturities ranging from 2022 to 2030, contain a financial ratio covenant providing that if, as of the last day of each fiscal quarter, the ratio of Consolidated Total Debt at such time to Consolidated EBITDA for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Private Placement Senior Notes) is triggered
(1) Represents Consolidated EBITDA as defined in our Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters

Note: Total will not always foot due to rounding.

(a) reflected in selling, general and administrative expenses ("SG&A").
(b) $0.7 million and $1.1 million and $2.5 million and $3.2 million reflected in cost of sales and SG&A, respectively for the three months ended June 27, 2020 and June 29, 2019, and $1.4 million and $4.4 million and $3.1 million and $5.3 million reflected in cost of sales and SG&A, respectively for the six months ended June 27, 2020 and June 29, 2019.

(c) included $1.8 million increase in coal mining reserves and $0.2 million charge for an asset retirement obligation related to the disposal of a business in 2019 for the three and six months ended June 27, 2020, and $0.6 million costs primarily related to a sale of building for the three months ended June 29, 2019. 2019 year-to-date amounts included $2.8 million of impairment charges on certain other investments, $2.6 million loss on the disposal of a business, and $0.4 million gain primarily related to the final payments for the acquisition of Monolith.

(d) reflected the tax impact associated with the non-GAAP adjustments.

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